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                                                                   EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     As independent certified public accountants, we hereby consent to the use of our report on the financial statements (not included herein) of Public Gas Company for the ten months ended December 31, 1993 and to all references to our Firm included in this registration statement of National Propane Partners, L.P. on Form S-1.


/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP

Miami, Florida,
     January 10, 1997.


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